Exhibit 99.1

TCF Financial Corporation

Fourth Quarter 2008 Investor Presentation

The Convenience Franchise

1.)                                  Corporate Profile

At December 31, 2008

•                  $16.7 billion financial holding company headquartered in Minnesota

•                                  38th largest U.S. based bank by asset size

•                  448 bank branches, 115 branches opened since January 1, 2003

•                                  23rd largest branch network

•                                  11 campus alliances; 6th largest in campus card banking relationships

•                  1,628 ATMs free to TCF customers; 1,138 off-site

•                  12th largest issuer of Visa® Classic debit cards

•                  17th largest bank-affiliated equipment finance/leasing company in the U.S.

•                  Total risk-based capital of 14.65%;  $577 million over risk-based well capitalized requirement

•                  Tier 1 risk-based capital of 11.79%

2.)                                  Corporate Profile

•      Bank branches located in seven states

At 12/31/08
Traditional	197
Supermarket	236
Campus	15
Total	448

At 12/31/08
Minnesota	111
Illinois	206
Michigan	56
Colorado	36
Wisconsin	27
Arizona	7
Indiana	5
Total	448

3.)                                  What Makes TCF Different

•                  Convenience

TCF banks a large and diverse customer base by offering a host of convenient banking services:

•                                  Open seven days a week, 364 days/year

•                                  Traditional, supermarket and campus branches

•                                  1,628 free ATMs

•                                  Free debit cards

•                                  No purchase-fee gift cards

•                                  Free coin counting

•                                  TCF Totally Free Online banking

4.)                                  What Makes TCF Different

•                  Power Assets® and Power Liabilities®

Power Assets® (consumer loans, commercial real estate and business loans, leasing and equipment finance and inventory finance) and Power Liabilities® (checking, savings, money market and certificates of deposit accounts) are growing and contribute a high percentage of TCF’s profits.

•                  Credit Quality

TCF is primarily a secured lender, emphasizing credit quality over asset growth.

5.)                                  What Makes TCF Different

•                  No teaser rate or subprime lending programs

•                  No Option ARM loans

•                  No asset-backed commercial paper

•                  No Freddie Mac or Fannie Mae preferred stock

•                  No auto lease portfolio

•                  No derivatives

6.)                                  Risk-Based Capital

$577 million excess over well capitalized requirement

($ millions)

	12/04	12/05	12/06	12/07	12/08

Actual	$959	$1,050	$1,173	$1,246	$1,817
Target (10.6%):	$934	$1,042	$1,120	$1,235	$1,317
Well Capitalized Requirement	$881	$983	$1,057	$1,165	$1,240
Tier 1:	9.12%	8.79%	8.65%	8.28%	11.79%
Total:	10.88%	10.68%	11.10%	10.70%	14.65%
Excess RBC:	$77	$67	$116	$81	$577

7.)                                  TCF Issues Trust Preferred Securities

•                  Issued $115 million of non-dilutive, trust preferred securities on August 19, 2008

•                  Fixed interest rate of 10.75%

•                  Maturity date - August 15, 2068

•                  Redeemable at TCF’s option beginning on August 15, 2013

•                  Proceeds will be used for general corporate purposes, including balance sheet growth

8.)                                  TCF Participates in Capital Purchase Program

On November 14, 2008, TCF received $361.2 million from the U.S. Department of the Treasury in exchange for 361,172 shares of senior perpetual preferred stock

•                  Cumulative dividends of 5% for the first five years, 9% thereafter

•                  U.S. Treasury received warrants for the right to purchase 3.2 million shares of TCF common stock at $16.93 per share

•                  Redemption available if TCF meets certain criteria

•                  No common dividend increases or common stock buybacks allowed

9.)                                  TCF Use of Capital Purchase Program Funds

•                  Loans and leases have increased $179 million since September 30, 2008

•                  Originated $490.4 million of loans and leases since receiving the proceeds on November 14, 2008

•                  Completed 762 loan modifications and extensions on $117.1 million of consumer home equity loans to help these customers avoid home foreclosures

10.)                           Common Stock Dividend History

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Dividends Paid	$.31	$.36	$.41	$.50	$.58	$.65	$.75	$.85	$.92	$.97	$1.00

Dividend Payout Ratio:	35%	36%	35%	37%	37%	43%	40%	43%	48%	46%	99%

10-year compounded annual growth rate of 12.6% is the 12th highest among the 50 largest banks in the country

11.)                           Return of Net Income to Common Stockholders

($ millions)

	Net	Common Stock	Stock		% of Net
	Income[1]	Dividends Paid	Repurchase	Total	Income[1]

2004	$255.0	$104.0	$116.1	$220.1	86%
2005	265.1	114.5	93.5	208.0	78
2006	244.9	121.4	101.0	222.4	91
2007	266.8	124.5	105.3	229.8	86
2008	126.4	126.4	—	126.4	100
Total	$1,158.2	$590.8	$415.9	$1,006.7	87%
% of Net Income[1]		51%	36%	87%

1     Represents net income available to common stockholders

12.)                           Liquidity and Borrowing Capacity

At December 31, 2008

•                  In addition to the $10.2 billion deposit base provided by TCF’s retail franchise, TCF has borrowing capacity from a variety of sources:

•                                  $2.3 billion in secured borrowing capacity at the Federal Home Loan Bank of Des Moines

•                                  $1 billion in unsecured and uncommitted available lines

•                                  $616 million of secured borrowing capacity at the Federal Reserve Discount Window

13.)                           Home Equity Lending +5%*

65% are 1st mortgages

($ millions)

	12/04	12/05	12/06	12/07	12/08

1st Mortgages	$2,894	$3,376	$3,782	$4,179	$4,426
Junior Liens	1,488	1,773	2,101	2,344	2,420
Total	$4,382	$5,149	$5,883	$6,523	$6,846

*     Annual growth rate (‘08 vs. ‘07)

14.)                           Home Equity Loans

At December 31, 2008

•                  65% 1st mortgages, average loan amount of $116,443

•                  35% junior lien positions, average loan amount of $36,104

•                  76% amortizing loans, 24% lines of credit

•                  73% fixed rate, 27% variable rate (prime based)

•                  98% of variable rate loans are at or below their interest rate floor 1

•                  Average home value of $254,106 2

•                  Yield 6.70%

•                  Over-30-day delinquency rate 1.56% 3

•                  Net charge-offs: 2008 = .90%, 2007 = ..33%, 2006 = .13%

•                  Average FICO score at origination of 723

•                  Originated $1.1 billion of new loans in 2008; of these loans, net charge-offs totaled $273,000, or .03%

1     At January 1, 2009

2     Based on most recent values known to TCF

3     Excludes non-accrual loans

15.)                           Commercial Lending +12%*

($ millions)

	12/04	12/05	12/06	12/07	12/08

Commercial Business	$436.7	$435.2	$552.0	$558.3	$506.9
Commercial Real Estate	2,154.4	2,297.5	2,390.7	2,557.3	2,984.2
Total	$2,591	$2,733	$2,943	$3,116	$3,491

*    Annual growth rate (‘08 vs. ‘07)

16.)                           Commercial Loans

At December 31, 2008

•                  Commercial real estate

•           28% retail services

•           20% apartment loans

•           16% office buildings

•           14% industrial buildings

•           3% residential development and construction

•                  Commercial business – $507 million

•                  Yield 5.87%

•                  Over-30-day delinquency rate .12% 1

•                  Net charge-offs: 2008 = .54%, 2007 = .12%

•                  Approximately 99% of all commercial loans secured

•                  CRE location mix: 93% TCF Banking Markets, 7% Other

1     Excludes non-accrual loans

17.)                           Leasing and Equipment Finance 1 +17%*

($ millions)

	12/04	12/05	12/06	12/07	12/08

Leasing and Equipment Finance	$1,389	$1,560	$1,899	$2,175	$2,545

1     Includes operating leases

*    Annual growth rate (‘08 vs. ‘07)

18.)                           Leasing and Equipment Finance

At December 31, 2008

•                  17th largest bank-affiliated equipment finance/leasing company in the U.S.

•                  34th largest equipment finance/leasing company in the U.S.

•                  Diverse equipment types

•           20% specialty vehicles

•           18% construction

•           16% manufacturing

•           14% medical

•           10% technology and data processing

•                  Yield 7.32%

•                  Uninstalled backlog of $328 million; up $36 million from year-end 2007

•                  Over-30-day delinquency rate 1.17% 1

•                  Net charge-offs: 2008 = .50%, 2007 = ..20%,

1     Excludes non-accrual loans and leases

19.)                           Allowance for Loan & Lease Losses

($ millions)

	12/04		12/05		12/06		12/07		12/08

Allowance for Loan & Lease Losses	$75.4		$55.8		$58.5		$80.9		$172.4
Net Charge-offs (NCO)	$17.5		$28.2		$18.0		$34.6		$100.5

As a % of Loans & Leases:
Allowance	.80%		.55%		.52%		.66%		1.29%
NCO	.20%		.29%		.17%		.30%		.78%
Coverage Ratio	4.3	X	2.0	X	3.3	X	2.3	X	1.7	X

20.)                           Delinquencies (Over 30-Day)1

(Percent)

($ millions)

	12/04	12/05	12/06	12/07	12/08

Delinquencies	.37%	.43%	.63%	.67%	1.13%

Delinquencies	$34.4	$43.6	$71.7	$82.6	$149.3

Over 90-Day Delinquencies: [1]	.05%	.06%	.11%	.12%	.28%

1     Excludes non-accrual loans and leases

21.)                           Non-Performing Assets
($ millions)

	12/04	12/05	12/06	12/07	12/08

Non-Accrual Loans & Leases	$46.9	$29.7	$43.2	$59.8	$172.5
Real Estate Owned	17.2	17.7	22.4	45.8	61.7
Total	$64.1	$47.4	$65.6	$105.6	$234.2

Reserves/NAs:	161%	188%	136%	135%	100%
NPAs/Assets:	.52%	.35%	.45%	.66%	1.40%

22.)                           Net Charge-Offs by Type

	2006	2007	2008
Consumer home equity:
First mortgage lien	.09%	.24%	.66%
Junior lien	.22	.50	1.34
Total consumer home equity	.13	.33	.90
Commercial real estate	.01	.10	.44
Commercial business	.09	.22	1.05
Leasing and equipment finance	.29	.20	.50
Residential real estate	.04	.04	.25
Total	.17	.30	.78

23.)                           Net Charge-Offs1 vs. Other Banks
(Percent)

	2004	2005	2006	2007	2008[2]

TCF	.11%	.25%	.17%	.30%	.78%
Marshall & Ilsley	.11%	.12%	.10%	.59%	2.74%
Bank of America	.65%	.83%	.68%	.82%	1.72%
U.S. Bancorp	.62%	.51%	.38%	.52%	1.07%

1              As a % of average loans & leases

2              YTD as of 12/31/08

24.)                           Total Deposits
Quarterly Average Balances
($ millions)

	12/31/04	12/31/05	12/31/06	12/31/07	12/31/08

Certificates of Deposit	$1,470	$1,887	$2,471	$2,307	$2,449
Money Market	686	649	594	598	625
Savings	1,912	2,190	2,321	2,596	2,861
Checking	3,741	4,102	4,141	3,981	3,914
Total	$7,809	$8,828	$9,527	$9,482	$9,849

Average Rate:	.62%	1.54%	2.33%	2.29%	1.51%

25.)                           Banking Fees and Other Revenue1
($ millions)

	2004	2005	2006	2007	2008

First Quarter	$87.7	$88.2	$94.4	$96.2	$99.5
Second Quarter	104.5	100.1	106.7	108.7	106.0
Third Quarter	103.0	104.7	108.2	109.5	109.9
Fourth Quarter	98.8	100.9	101.3	108.4	100.4
Total	$394	$394	$411	$423	$416

1     Consisting of fees and service charges, card revenue, ATM revenue, and investments and insurance revenue

26.)                           Card Revenue +4%*
($ millions)

	2004	2005	2006	2007	2008

First Quarter	$13.5	$17.6	$21.3	$23.3	$24.8
Second Quarter	16.0	19.8	22.9	24.9	26.8
Third Quarter	16.3	21.0	24.4	25.6	26.2
Fourth Quarter	17.7	21.4	23.5	25.1	25.2
Total	$63.5	$79.8	$92.1	$98.9	$103.0

Sales Volume:	$4,735	$5,673	$6,465	$6,949	$7,280
Average Interchange Rate:	1.30%	1.34%	1.36%	1.35%	1.34%

*    Annual growth rate (‘08 vs. ‘07)

27.)                           Card Revenue

•                  12th largest issuer of Visa® Classic debit cards

•                  13th largest issuer of Visa® Commercial debit cards

•                  $7.3 billion in sales volume, up 4.8% 1

•                  20.3 transactions per month on active cards, up 4.6% 1

1     Annual growth rate (‘08 vs. ‘07)

28.)                           Financial Highlights

29.)                           Financial Highlights
($ millions, except per-share data)

	Year-to-Date
	2008	2007	Change
Net Interest Income	$593.7	$550.2	7.9%
Fees and Other Revenue:
Banking	415.8	422.9	(1.7)
Other	58.2	67.4	(13.6)
Total Fees and Other Revenue	474.0	490.3	(3.3)
Subtotal	1,067.7	1,040.5	2.6
Gains on Sales of Securities Available for Sale	16.1	13.3	N.M.
Visa Share Redemption	8.3	—	N.M.
Gains on Sales of Branches and Real Estate	—	37.9	N.M.
Total Revenue	1,092.1	1,091.7	—
Provision for Credit Losses	192.0	57.0	N.M.
Non-Interest Expense	694.4	662.1	4.9
Net Income	128.9	266.8	(51.7)
Preferred Stock Dividends	2.5	—	100.0
Net Income Available to Stockholders	$126.4	$266.8	(52.6)

Diluted Earnings per Common Share	$1.01	$2.12
ROA	.79%	1.76%
ROCE	11.46%	25.82%

N.M. Not Meaningful

30.)                           Cautionary Statement

This presentation and other reports issued by the Company, including reports filed with the SEC, may contain “forward-looking” statements that deal with future results, plans or performance. In addition, TCF’s management may make such statements orally to the media, or to securities analysts, investors or others. Forward-looking statements deal with matters that do not relate strictly to historical facts. TCF’s future results may differ materially from historical performance and forward-looking statements about TCF’s expected financial results or other plans and are subject to a number of risks and uncertainties. These include, but are not limited to, continued or deepening deterioration in banking industry conditions; limitations on TCF’s ability to pay dividends at current levels or to increase dividends in the future because of financial performance deterioration, regulatory restrictions, or limitations imposed as a result of TCF’s participation in the U.S. Treasury Department’s Capital Purchase Program (“CPP”); increased deposit insurance premiums or other costs related to deteriorating conditions in the banking industry and the economic impact on banks of the Emergency Economic Stabilization Act (“EESA”) or other related legislative and regulatory developments; the imposition of requirements with an adverse financial impact relating to TCF’s lending, loan collection and other business activities as a result of the EESA, TCF’s participation in the CPP, or other legislative or regulatory developments; possible legislative changes and adverse economic, business and competitive developments such as shrinking interest margins, deposit outflows, an inability to increase the number of deposit accounts and the possibility that deposit account losses (fraudulent checks, etc.) may increase; impact of legislative, regulatory or other changes affecting customer account charges and fee income; reduced demand for financial services and loan and lease products; adverse developments affecting TCF’s  supermarket banking relationships or any of the supermarket chains in which TCF maintains supermarket branches; changes in accounting standards or interpretations of existing standards; monetary, fiscal or tax policies of the federal or state governments; including adoption of state legislation that would increase state taxes; adverse findings in tax audits or regulatory examinations and resulting enforcement actions; changes in credit and other risks posed by TCF’s loan, lease, investment, and securities available for sale portfolios, including continuing declines in commercial or residential real estate values or changes in allowance for loan and lease losses methodology dictated by new market conditions or regulatory requirements; lack of or inadequate insurance coverage for claims against TCF; technological, computer related or operational difficulties or loss or theft of information; adverse changes in securities markets directly or indirectly affecting TCF’s ability to sell assets or to fund its operations; results of litigation, including potential class action litigation concerning TCF’s lending or deposit activities or employment practices and possible increases in indemnification obligations for certain litigation against Visa U.S.A. (“covered litigation”) and potential reductions in card revenues resulting from other litigation against Visa; heightened regulatory practices, requirements or expectations, including but not limited to requirements related to the Bank Secrecy Act and anti-money laundering compliance activity; or other significant uncertainties. Investors should consult TCF’s Annual Report on Form 10-K, and Forms 10-Q and 8-K for additional important information about the Company.

31.)                           Appendix

32.)                           Diluted Earnings per Common Share
($)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008

Diluted EPS	$ .88	$ 1.00	$ 1.17	$ 1.35	$ 1.58	$ 1.53	$ 1.86	$ 2.00	$ 1.90	$ 2.12	$ 1.01

33.)                           Net Interest Margin
(Percent)

	2004	2005	2006	2007	2008

TCF	4.54%	4.46%	4.16%	3.94%	3.91%

34.)                           Power Asset Geographic Diversification
($ millions)

		Commercial
	Consumer	Real Estate	Leasing and
	Home Equity	& Commercial	Equipment	Inventory
At December 31, 2008:	& Other	Business	Finance	Finance	Total
Minnesota	$2,594	$1,128	$72	$—	$3,794
Illinois	2,145	763	88	—	2,996
Michigan	1,133	900	100	—	2,133
Wisconsin	507	593	49	—	1,149
Colorado	428	3	40	—	471
California	7	82	326	—	415
Texas	1	—	172	—	173
Florida	5	2	139	—	146
Ohio	4	—	124	—	128
New York	35	—	85	—	120
Arizona	3	9	99	—	111
Indiana	25	10	46	—	81
Other	21	1	1,146	4	1,172
Total	$6,908	$3,491	$2,486	$4	$12,889

35.)                           Consumer Home Equity and Commercial Loans
Quarterly Average Balances
($ millions)

			Change
			Inc./(Dec.)
	12/31/08	12/31/07	$		%
Consumer Home Equity:
Fixed-rate	$5,034	$4,889	$145		3%
Yield	6.71%	6.98%	(27	)bps

Variable-rate	$1,794	$1,522	$272		18%
Yield	6.00%	7.98%	(198	)bps

Commercial:
Fixed- and adjustable-rate	$2,549	$2,019	$530		26%
Yield	5.89%	6.42%	(53	)bps

Variable-rate	$960	$1,001	$(41)		(4)%
Yield	4.71%	7.02%	(231	)bps

36.)                           Customer Payment Activity
Transaction Volume
(# millions)

			% Increase/
	2008	2007	Decrease
Checks/ACH	108.0	117.1	(7.8)%
ATM	28.1	30.7	(8.5)%
Debit Card Purchases	200.2	191.5	4.5%

2008 Transactions per day - 918,992

37.)                           Glossary of Terms

Coverage Ratio

Period-end allowance for loan and lease losses as a multiple of annualized net charge-offs.

Earnings per Common Share

Net income available to common stockholders divided by weighted-average common and common equivalent shares outstanding during the period (diluted Earnings per Common Share).

Fees and Other Revenue

Non-interest income excluding gains/losses on sales of securities, gains on sales of branches and real estate,   gains/losses on termination of debt, and certain other businesses.

Net Interest Margin

Annualized net interest income (before provision for credit losses) divided by average interest-earning assets for the period.

38.)                           Glossary of Terms (continued)

Power Assets®

Higher-yielding consumer, commercial real estate, commercial business, and leasing and equipment finance loans and leases.

Power Liabilities®

Checking, savings, money market and certificates of deposit.

Return on Average Assets (ROA)

Annualized net income divided by average total assets for the period.

Return on Average Common Equity (ROCE)

Annualized net income available for common stockholders divided by average common stockholders’ equity for the period.

39.)                           Source References

Slide: Corporate Profile

38th largest U.S. bank - Ipreo; 9/30/08

23rd largest branch network - SNL Financial, LC; 4Q08

6th largest in campus card relationships - CR80News; Spring 2008

12th largest issuer of Visa Classic - Visa; 3Q08; ranked by sales volume

17th largest bank-affiliated leasing company - The Monitor; Jul/Aug 2008

Slide: Common Stock Dividend History

10-year compounded annual growth rate - Ipreo

Slide: Leasing and Equipment Finance

17th largest bank-affiliated leasing company - The Monitor; Jul/Aug 2008

34th largest leasing company - The Monitor; 2008 Monitor 100

Slide: Net Charge-Offs vs. Other Banks

Net charge-off data - SNL Financial, LC; 4Q08

Slide: Card Revenue

12th largest issuer of Visa Classic - Visa; 3Q08; ranked by sales volume

13th largest issuer of Visa Commercial - Visa; 3Q08; ranked by sales volume